Exhibit 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and	Senior Vice President and
Chief Financial Officer	Director of Corporate Finance
662/680-2536	662/680-2475

BancorpSouth Announces First Quarter 2014 Earnings of

$28.4 Million or $0.30 per Diluted Share

TUPELO, Miss., April 21, 2014/PRNewswire — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended March 31, 2014.

Highlights for the first quarter of 2014 included:

•	Net income of $28.4 million or $0.30 per diluted share.

•	Announced the signing of definitive merger agreements with Ouachita Bancshares Corp., parent company of Ouachita Independent Bank (collectively referred to as “OIB”), headquartered in Monroe, Louisiana, and Central Community Corporation, parent company of First State Bank Central Texas (collectively referred to as “First State Bank”), headquartered in Temple, Texas.

•	Generated net loan growth of $110.4 million, or 5.0 percent annualized, which represents the fourth consecutive quarter of net loan growth.

•	Reported deposit growth of $38.0 million, or 1.4 percent annualized.

•	Produced $31.6 million of insurance commission revenue, which represents the highest level of quarterly insurance commission revenue in the Company’s history.

•	Continued progress toward reducing non-interest expenses.

•	Net interest margin remained stable at 3.54 percent compared with 3.52 percent for the fourth quarter of 2013.

•	Non-performing loans and leases (“NPLs”) declined $27.2 million, or 22.5 percent, compared to the fourth quarter of 2013, while non-performing assets (“NPAs”) decreased $32.9 million, or 17.3 percent, over the same period.

Box 789 — Tupelo, MS 38802-0789 — (662) 680-2000

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BXS Announces First Quarter Results

April 21, 2014

The Company reported net income of $28.4 million, or $0.30 per diluted share, for the first quarter of 2014 compared with net income of $20.8 million, or $0.22 per diluted share, for the first quarter of 2013 and net income of $27.7 million, or $0.29 per diluted share, for the fourth quarter of 2013.

“Our financial results continue to benefit from the daily efforts of our people to grow our Company and to improve operating performance,” remarked Dan Rollins, Chief Executive Officer. “Our insurance team generated $31.6 million of commission revenue, including $3.1 million contributed by the GEM agency team in Houston, which was acquired near the end of 2013. Even without the incremental GEM agency revenue, this is the largest quarterly amount of insurance commission revenue generated in our Company’s history. This speaks to the success of our legacy team to continue to win new business. Our results also reflect continued positive momentum with our lending efforts. We are pleased to report loan growth for the quarter of just over $110 million, or 5 percent on an annualized basis. Net loan growth, combined with the benefit from the re-pricing of high cost time deposits, allowed us to continue to maintain our net interest margin at a relatively stable level.”

“We are also excited about the opportunities presented by the two bank transactions that we announced during the quarter,” commented Rollins. “OIB is a bank we have a tremendous amount of respect for in a market we already serve. We expect to gain synergies from the footprint overlap in Monroe and Shreveport while adding a very skilled lending team that will help us grow. First State Bank presents an opportunity to expand our footprint into Central Texas, which is a high growth market we have not previously served. We believe both of these transactions will allow us to better leverage our existing back office and support structure.”

Earnings for the quarter reflect no recorded provision for credit losses, which is consistent with no recorded provision for the fourth quarter of 2013 and a decline from $4.0 million for the first quarter of 2013. NPLs declined $27.2 million, or 22.5 percent, during the first quarter of 2014 to $93.3 million at March 31, 2014 compared with $120.4 million at December 31, 2013 and declined $113.8 million, or 55.0 percent, from $207.0 million at March 31, 2013. In addition, total NPAs declined $32.9 million, or 17.3 percent, to $156.9 million at March 31, 2014 compared with $189.7 million at December 31, 2013 and declined $146.5 million, or 48.3 percent, from $303.3 million at March 31, 2013. Net charge-offs were $3.5 million for the first quarter of 2014 compared with $0.7 million for the fourth quarter of 2013 and $5.9 million for the first quarter of 2013.

Net Interest Revenue

Net interest revenue was $101.5 million for the first quarter of 2014, an increase of 3.5 percent from $98.1 million for the first quarter of 2013 and a decrease of 0.9 percent from $102.4 million for the fourth quarter of 2013. The fully taxable equivalent net interest margin was 3.54 percent for the first quarter of 2014 compared to 3.37 percent for the first quarter of 2013 and 3.52 percent for the fourth quarter of 2013. Yields on loans and leases declined to 4.48 percent for the first quarter of 2014 compared with 4.70 percent for the first quarter of 2013 and 4.52 percent for the fourth quarter of 2013, while yields on total interest earning assets were relatively flat at 3.85 percent for the first quarter of 2014 compared with 3.87 percent for the first quarter of 2013 and

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BXS Announces First Quarter Results

April 21, 2014

3.86 percent for the fourth quarter of 2013. The average cost of deposits declined to 0.31 percent for the first quarter of 2014 from 0.43 percent for the first quarter of 2013 and 0.34 percent for the fourth quarter of 2013.

Asset, Deposit and Loan Activity

Total assets were $13.1 billion at March 31, 2014 compared with $13.4 billion at March 31, 2013. Total deposits were $10.8 billion at March 31, 2014 compared with $11.2 billion at March 31, 2013. Loans and leases, net of unearned income, were $9.1 billion at March 31, 2014 compared with $8.6 billion at March 31, 2013.

The decrease in time deposits of $323.1 million, or 12.8 percent, at March 31, 2014 compared to March 31, 2013 was partially offset by growth in noninterest bearing demand deposits, which increased $142.2 million, or 5.5 percent, over the same period. Additionally, savings deposits increased $84.6 million, or 7.0 percent, while interest bearing demand deposits declined $256.8 million, or 5.3 percent, over the same period. As of March 31, 2014, $763.4 million of time deposits were scheduled to mature during the following two quarters at a weighted average rate of 0.53 percent.

Provision for Credit Losses and Allowance for Credit Losses

For the first quarter of 2014, no provision for credit losses was recorded, compared with $4.0 million for the first quarter of 2013 and no provision for the fourth quarter of 2013. Net charge-offs for the first quarter of 2014 were $3.5 million, compared with $5.9 million for the first quarter of 2013 and $0.7 million for the fourth quarter of 2013. Recoveries of previously charged-off loans were $4.5 million for the first quarter of 2014, compared with $3.9 million for the first quarter of 2013 and $7.6 million for the fourth quarter of 2013. Annualized net charge-offs were 0.16 percent of average loans and leases for the first quarter of 2014, compared with 0.27 percent for the first quarter of 2013 and 0.03 percent for the fourth quarter of 2013.

NPLs were $93.3 million, or 1.03 percent of net loans and leases, at March 31, 2014, compared with $207.0 million, or 2.41 percent of net loans and leases, at March 31, 2013, and $120.4 million, or 1.34 percent of net loans and leases, at December 31, 2013. The allowance for credit losses was $149.7 million, or 1.65 percent of net loans and leases, at March 31, 2014 compared with $162.6 million, or 1.89 percent of net loans and leases, at March 31, 2013 and $153.2 million, or 1.71 percent of net loans and leases, at December 31, 2013.

NPLs at March 31, 2014 consisted primarily of $77.5 million of nonaccrual loans, compared with $92.2 million of nonaccrual loans at December 31, 2013. Payments received on nonaccrual loans during the first quarter of 2014 totaled $23.2 million, compared with payments received on such loans of $25.3 million during the fourth quarter of 2013. NPLs at March 31, 2014 also included $1.9 million of loans 90 days or more past due and still accruing, compared with $1.2 million of such loans at December 31, 2013, and included restructured loans still accruing of $13.8 million at March 31, 2014, compared with $27.0 million of such loans at December 31, 2013. Early stage past due loans, representing loans 30-89 days past due, totaled $28.3 million at March 31, 2014 compared to $33.8 million at December 31, 2013.

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BXS Announces First Quarter Results

April 21, 2014

Included in nonaccrual loans at March 31, 2014 were $44.2 million of loans, or 57.0 percent of total nonaccrual loans, that were paying as agreed, compared with $48.1 million, or 52.2 percent of total nonaccrual loans, at December 31, 2013. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or would be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the disposition value of the collateral.

Other real estate owned (“OREO”) decreased $5.7 million to $63.6 million during the first quarter of 2014 from $69.3 million at December 31, 2013. This net decrease reflected $4.9 million of OREO added through foreclosure, offset by sales of OREO of $8.8 million. Write-downs in the value of existing properties were $1.8 million for the first quarter of 2014 compared to $1.1 million for the fourth quarter of 2013. Sales of OREO during the first quarter of 2014 resulted in a net loss of $0.5 million compared to a net loss of $0.9 million for the fourth quarter of 2013. At March 31, 2014, OREO was carried at 44.5 percent of the aggregate loan balances at the time of foreclosure, compared with 43.6 percent at December 31, 2013.

Noninterest Revenue

Noninterest revenue was $66.5 million for the first quarter of 2014, compared with $71.3 million for the first quarter of 2013 and $65.1 million for the fourth quarter of 2013. These results included a negative mortgage servicing rights (“MSR”) valuation adjustment of $1.5 million for the first quarter of 2014 compared with a positive MSR valuation adjustment of $1.0 million for the first quarter of 2013 and a positive MSR valuation adjustment of $2.9 million for the fourth quarter of 2013.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $4.9 million for the first quarter of 2014, compared with $11.3 million for the first quarter of 2013 and $6.7 million for the fourth quarter of 2013. Mortgage origination volume for the first quarter of 2014 was $197.1 million, compared with $425.9 million for the first quarter of 2013 and $222.3 million for the fourth quarter of 2013.

Credit and debit card fee revenue was $7.8 million for the first quarter of 2014, compared with $7.5 million for the first quarter of 2013 and $8.3 million for the fourth quarter of 2013. Deposit service charge revenue was $12.5 million for the first quarter of 2014, compared with $12.8 million for the first quarter of 2013 and $13.6 million for the fourth quarter of 2013. Insurance commission revenue was $31.6 million for the first quarter of 2014, compared with $26.6 million for the first quarter of 2013 and $21.4 million for the fourth quarter of 2013.

Noninterest Expense

Noninterest expense for the first quarter of 2014 was $126.7 million, compared with $135.4 million for the first quarter of 2013 and $127.8 million for the fourth quarter of 2013. Salaries and employee benefits expense was $78.9 million for the first quarter of 2014 compared to $79.4

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BXS Announces First Quarter Results

April 21, 2014

million for the first quarter of 2013 and $75.5 million for the fourth quarter of 2013. Foreclosed property expense was $2.6 million for the first quarter of 2014 compared with $2.4 million for the first quarter of 2013 and $2.8 million for the fourth quarter of 2013. Deposit insurance assessments were $1.6 million for the first quarter of 2014 compared to $2.8 million for the first quarter of 2013 and $2.7 million for the fourth quarter of 2013. Additionally, noninterest expense for the first quarter of 2014 included $0.6 million of merger related expenses. Noninterest expense for the first quarter of 2013 included a pre-tax charge of $6.8 million to increase the litigation accrual related to probable losses associated with various legal proceedings.

Capital Management

BancorpSouth is a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 13.18 percent at March 31, 2014 and total risk based capital of 14.44 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization consists of 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets was 11.83 percent at March 31, 2014, compared with 10.94 percent at March 31, 2013 and 11.61 percent at December 31, 2013. The ratio of tangible shareholders’ equity to tangible assets was 9.69 percent at March 31, 2014, compared with 8.96 percent at March 31, 2013 and 9.44 percent at December 31, 2013.

Recent Transaction Announcements

On December 18, 2013, BancorpSouth Insurance Services, Inc. acquired the assets of Houston, Texas based GEM Insurance Agencies, LP (“GEM”). GEM was formed in 1954 and produces annual commission revenues of approximately $9 million. As a part of the transaction, the Company’s existing Houston office will re-locate into GEM’s current office located at 3355 West Alabama Street in Houston. The combined operations are expected to produce annual revenues of approximately $11 million.

On January 8, 2014, the Company announced the signing of a definitive merger agreement with Ouachita Bancshares Corp., parent company of Ouachita Independent Bank (collectively referred to as “OIB”), headquartered in Monroe, Louisiana, pursuant to which Ouachita Bancshares Corp. will be merged with and into the Company. OIB operates 12 full-service banking offices along the I-20 corridor and has loan production offices in Madison, Mississippi and Natchitoches, Louisiana. As of December 31, 2013, OIB, on a consolidated basis, reported total assets of $652.5 million, total loans of $477.8 million and total deposits of $549.7 million. Under the terms of the definitive agreement, the Company will issue a maximum of 3,675,000 shares of the Company’s common stock plus $22.875 million in cash for all outstanding shares of Ouachita Bancshares Corp.’s capital stock, subject to certain conditions and potential adjustments. The terms of the agreement provide for a collar with respect to the total deal value ranging from $99 million to $112 million. The merger has been unanimously approved by the Board of Directors of each company and was approved by OIB shareholders on April 8, 2014. The transaction is expected to close shortly after receiving all required regulatory approvals.

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BXS Announces First Quarter Results

April 21, 2014

On January 21, 2014, the Company announced the signing of a definitive merger agreement with Central Community Corporation, headquartered in Temple, Texas, pursuant to which Central Community Corporation will be merged with and into the Company. Central Community Corporation is the parent company of First State Bank Central Texas (“First State Bank”), which is headquartered in Austin, Texas. First State Bank operates 31 full-service banking offices in central Texas. As of December 31, 2013, Central Community Corporation, on a consolidated basis, reported total assets of $1.3 billion, total loans of $555.5 million and total deposits of $1.1 billion. Under the terms of the definitive agreement, the Company will issue approximately 7,250,000 shares of the Company’s common stock plus $28.5 million in cash for all outstanding shares of Central Community Corporation’s capital stock, subject to certain conditions and potential adjustments. The merger has been unanimously approved by the Board of Directors of each company. The transaction is subject to certain conditions, including the approval by Central Community Corporation’s shareholders and receipt of all required regulatory approvals.

On April 9, 2014, BancorpSouth Insurance Services, Inc. announced the acquisition of the assets of Lafayette, Louisiana based Knox Insurance Group, LLC. Knox was formed in 1972 and currently produces annual revenues of approximately $3 million. Knox will continue to operate under current leadership in its current location in Lafayette.

Summary

Rollins concluded, “We believe that the financial results for the first quarter and the transaction announcements that we have made reflect progress towards the goals that have been communicated. We were able to reduce total non-interest expense for the third consecutive quarter, despite seasonally high personnel-related costs as well as the addition of the GEM team at the end of 2013. With that said, we still have a lot of work to do to improve our legacy core expense base. Our lending group produced net loan growth for the fourth consecutive quarter and our insurance team reported record performance. Additionally, we anticipate that the recent transactions that have been announced, both the bank and the insurance businesses, will provide us with additional resources to achieve our growth goals while also allowing us to better leverage our current operating structure.”

Conference Call

BancorpSouth will conduct a conference call to discuss its first quarter 2014 results on April 22, 2014, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

About BancorpSouth, Inc.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.1 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 292 commercial banking, mortgage, and insurance locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois.

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BXS Announces First Quarter Results

April 21, 2014

In connection with the proposed merger of Ouachita Bancshares Corp. with and into BancorpSouth, BancorpSouth has filed a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and Ouachita Bancshares Corp. are encouraged to read the registration statement, including the proxy statement/prospectus that is a part of the registration statement, because it contains important information about the merger, BancorpSouth and Ouachita Bancshares Corp. The proxy statement/prospectus and other relevant documents are available for free on the SEC’s web site (www.sec.gov), and the proxy statement/prospectus is available for free from the Corporate Secretary of each of BancorpSouth and Ouachita Bancshares Corp.

In connection with the proposed merger of Central Community Corporation with and into BancorpSouth, BancorpSouth has filed a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and Central Community Corporation are encouraged to read the registration statement, including the proxy statement/prospectus that is a part of the registration statement, because contains important information about the merger, BancorpSouth and Central Community Corporation The proxy statement/prospectus and other relevant documents are available for free on the SEC’s web site (www.sec.gov), and the proxy statement/prospectus is available for free from the Corporate Secretary of each of BancorpSouth and Central Community Corporation

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to non-accrual loans, revenue estimates for the Company’s operations in Houston, Texas following the closing of the transaction with GEM, the terms and closing of the proposed transactions with Ouachita Bancshares Corp. and Central Community Corporation, acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services, the retention of key personnel, Knox’s continued operations, the opportunities to enhance market share in certain markets and market acceptance of the Company generally in new markets, the impact of cost-saving initiatives, our ability to improve efficiency, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, the ability to obtain required regulatory approval for the OIB merger and shareholder and regulatory approvals for the First State Bank merger, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corp. to close the mergers, the ability of the Company to retain key personnel after the pending mergers and the Knox acquisition, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.

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BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Financial Information

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended 3/31/2014	Quarter Ended 12/31/2013	Quarter Ended 9/30/2013	Quarter Ended 6/30/2013	Quarter Ended 3/31/2013
Earnings Summary:
Interest revenue	$110,599	$112,510	$111,961	$112,009	$113,027
Interest expense	9,076	10,093	11,720	13,796	14,949

Net interest revenue	101,523	102,417	100,241	98,213	98,078
Provision for credit losses	—	—	500	3,000	4,000

Net interest revenue, after provision for credit losses	101,523	102,417	99,741	95,213	94,078
Noninterest revenue	66,517	65,125	62,514	76,109	71,318
Noninterest expense	126,707	127,830	129,397	142,251	135,371

Income before income taxes	41,333	39,712	32,858	29,071	30,025
Income tax expense	12,889	12,014	8,001	8,316	9,220

Net income	$28,444	$27,698	$24,857	$20,755	$20,805

Balance Sheet - Period End Balances
Total assets	$13,143,555	$13,029,733	$12,916,153	$13,217,705	$13,393,135
Total earning assets	11,948,897	11,814,060	11,765,785	11,961,836	12,263,743
Total securities	2,426,758	2,466,989	2,554,156	2,644,939	2,607,176
Loans and leases, net of unearned income	9,068,376	8,958,015	8,773,115	8,678,714	8,581,538
Allowance for credit losses	149,704	153,236	153,974	161,047	162,601
Total deposits	10,811,790	10,773,836	10,717,946	10,961,618	11,164,926
Long-term debt	85,835	81,714	83,500	33,500	33,500
Total shareholders’ equity	1,554,676	1,513,130	1,480,611	1,459,793	1,465,180

Balance Sheet - Average Balances
Total assets	$13,087,128	$12,955,127	$12,928,505	$13,146,040	$13,249,374
Total earning assets	11,958,836	11,869,072	11,846,790	12,060,189	12,154,624
Total securities	2,452,178	2,511,888	2,598,786	2,616,274	2,520,414
Loans and leases, net of unearned income	9,022,155	8,830,917	8,682,966	8,588,673	8,580,329
Total deposits	10,825,308	10,739,352	10,745,945	10,938,489	11,090,989
Long-term debt	87,767	81,714	62,848	33,500	33,500
Total shareholders’ equity	1,537,897	1,501,928	1,474,047	1,475,211	1,462,140

Nonperforming Assets:
Non-accrual loans and leases	$77,531	$92,173	$121,353	$149,542	$188,190
Loans and leases 90+ days past due, still accruing	1,949	1,226	1,479	1,440	1,125
Restructured loans and leases, still accruing	13,776	27,007	21,502	16,953	17,702

Non-performing loans (NPLs)	93,256	120,406	144,334	167,935	207,017

Other real estate owned	63,595	69,338	76,853	88,438	96,314

Non-performing assets (NPAs)	$156,851	$189,744	$221,187	$256,373	$303,331

Financial Ratios and Other Data:
Return on average assets	0.88%	0.85%	0.76%	0.63%	0.64%
Return on average shareholders’ equity	7.50%	7.32%	6.69%	5.64%	5.77%
Return on tangible equity	9.28%	9.16%	8.29%	7.12%	7.19%
Pre-tax pre-provision return on average assets	1.28%	1.22%	1.02%	0.98%	1.04%
Non-interest income to average assets	2.06%	1.99%	1.92%	2.32%	2.18%
Non-interest expense to average assets	3.93%	3.91%	3.97%	4.34%	4.14%
Net interest margin-fully taxable equivalent	3.54%	3.52%	3.45%	3.36%	3.37%
Net interest rate spread	3.43%	3.39%	3.32%	3.21%	3.21%
Efficiency ratio (tax equivalent)	74.16%	75.00%	78.11%	80.25%	78.55%
Loan/deposit ratio	83.87%	83.15%	81.85%	79.17%	76.86%
Price to earnings mult (avg)	23.33	25.68	22.66	20.34	18.74
Market value to book value	154.13%	160.04%	128.22%	115.42%	105.88%
Market value to book value (avg)	150.43%	143.60%	126.22%	107.59%	98.61%
Market value to tangible book value	192.80%	201.75%	159.52%	144.16%	132.21%
Market value to tangible book value (avg)	188.17%	181.04%	157.02%	134.39%	123.12%
Headcount FTE	3,981	4,005	3,994	4,077	4,229

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BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Financial Information

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended 3/31/2014	Quarter Ended 12/31/2013	Quarter Ended 9/30/2013	Quarter Ended 6/30/2013	Quarter Ended 3/31/2013

Credit Quality Ratios:
Net charge-offs to average loans and leases (annualized)	0.16%	0.03%	0.35%	0.21%	0.27%
Provision for credit losses to average loans and leases (annualized)	0.00%	0.00%	0.02%	0.14%	0.19%
Allowance for credit losses to net loans and leases	1.65%	1.71%	1.76%	1.86%	1.89%
Allowance for credit losses to non-performing loans and leases	160.53%	127.27%	106.68%	95.90%	78.54%
Allowance for credit losses to non-performing assets	95.44%	80.76%	69.61%	62.82%	53.61%
Non-performing loans and leases to net loans and leases	1.03%	1.34%	1.65%	1.94%	2.41%
Non-performing assets to net loans and leases	1.73%	2.12%	2.52%	2.95%	3.53%

Equity Ratios:
Total shareholders’ equity to total assets	11.83%	11.61%	11.46%	11.04%	10.94%
Tangible shareholders’ equity to tangible assets	9.69%	9.44%	9.43%	9.04%	8.96%

Capital Adequacy:
Tier 1 capital	13.18%	12.99%	13.25%	14.21%	14.06%
Total capital	14.44%	14.25%	14.50%	15.47%	15.31%
Tier 1 leverage capital	10.04%	9.93%	9.93%	10.58%	10.33%
Estimated for current quarter

Common Share Data:
Basic earnings per share	$0.30	$0.29	$0.26	$0.22	$0.22
Diluted earnings per share	0.30	0.29	0.26	0.22	0.22
Cash dividends per share	0.05	0.05	0.05	0.01	0.01
Book value per share	16.19	15.89	15.55	15.34	15.39
Tangible book value per share	12.95	12.60	12.50	12.28	12.33
Market value per share (last)	24.96	25.42	19.94	17.70	16.30
Market value per share (high)	26.24	25.54	20.77	18.06	16.52
Market value per share (low)	22.46	19.64	17.76	14.72	14.14
Market value per share (avg)	24.36	22.81	19.63	16.50	15.18
Dividend payout ratio	16.80%	17.19%	19.15%	4.59%	4.55%
Total shares outstanding	96,004,679	95,231,691	95,211,602	95,190,797	95,174,441
Average shares outstanding - basic	95,629,890	95,217,203	95,201,238	95,177,167	94,595,897
Average shares outstanding - diluted	95,952,611	95,644,383	95,519,318	95,405,965	94,756,356

Yield/Rate:
(Taxable equivalent basis)
Loans, loans held for sale, and leases net of unearned income	4.48%	4.52%	4.55%	4.62%	4.70%
Available-for-sale securities:
Taxable	1.50%	1.51%	1.50%	1.55%	1.70%
Tax-exempt	5.58%	5.52%	5.61%	5.47%	5.53%
Short-term investments	0.25%	0.25%	0.25%	0.25%	0.25%
Total interest earning assets and revenue	3.85%	3.86%	3.85%	3.82%	3.87%
Deposits:	0.31%	0.34%	0.36%	0.39%	0.43%
Demand - interest bearing	0.17%	0.18%	0.18%	0.21%	0.26%
Savings	0.13%	0.13%	0.12%	0.14%	0.18%
Other time	1.06%	1.13%	1.18%	1.23%	1.27%
Short-term borrowings	0.07%	0.07%	0.07%	0.07%	0.07%
Total int bearing dep & s/t borrowings	0.30%	0.30%	0.35%	0.37%	0.42%
Junior subordinated debt	2.86%	2.96%	6.57%	7.16%	7.23%
Long-term debt	2.91%	2.94%	3.19%	4.18%	4.21%
Total interest bearing liabilities and expense	0.42%	0.46%	0.53%	0.61%	0.66%
Interest bearing liabilities to interest earning assets	73.51%	72.91%	74.15%	74.70%	75.54%
Net interest tax equivalent adjustment	$2,823	$2,893	$2,905	$2,931	$2,939

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
	(Dollars in thousands)
Assets
Cash and due from banks	$199,214	$208,961	$199,464	$268,647	$147,947
Interest bearing deposits with other banks	390,896	319,462	361,401	526,608	969,506
Available-for-sale securities, at fair value	2,426,758	2,466,989	2,554,156	2,644,939	2,607,176
Loans and leases	9,103,850	8,993,888	8,806,392	8,711,023	8,614,791
Less: Unearned income	35,474	35,873	33,277	32,309	33,253
Allowance for credit losses	149,704	153,236	153,974	161,047	162,601

Net loans and leases	8,918,672	8,804,779	8,619,141	8,517,667	8,418,937
Loans held for sale	62,867	69,593	77,114	111,574	105,523
Premises and equipment, net	314,367	315,260	314,441	313,079	313,980
Accrued interest receivable	42,666	42,150	43,034	41,425	44,696
Goodwill	286,800	286,800	275,173	275,173	275,173
Other identifiable intangibles	25,021	26,079	15,179	15,865	16,586
Bank owned life insurance	240,077	239,434	236,969	235,015	233,007
Other real estate owned	63,595	69,338	76,853	88,438	96,314
Other assets	172,622	180,888	143,228	179,275	164,290

Total Assets	$13,143,555	$13,029,733	$12,916,153	$13,217,705	$13,393,135

Liabilities
Deposits:
Demand: Noninterest bearing	$2,725,042	$2,644,592	$2,597,762	$2,610,768	$2,582,859
Interest bearing	4,583,481	4,582,450	4,493,359	4,667,041	4,840,330
Savings	1,297,344	1,234,130	1,220,227	1,210,497	1,212,736
Other time	2,205,923	2,312,664	2,406,598	2,473,312	2,529,001

Total deposits	10,811,790	10,773,836	10,717,946	10,961,618	11,164,926
Federal funds purchased and securities sold under agreement to repurchase	456,303	421,028	418,623	382,871	353,742
Accrued interest payable	4,050	4,836	5,156	5,230	5,519
Junior subordinated debt securities	23,198	31,446	31,446	160,312	160,312
Long-term debt	85,835	81,714	83,500	33,500	33,500
Other liabilities	207,703	203,743	178,871	214,381	209,956

Total Liabilities	11,588,879	11,516,603	11,435,542	11,757,912	11,927,955
Shareholders’ Equity
Common stock	240,012	238,079	238,029	237,976	237,936
Capital surplus	320,969	312,900	312,798	312,074	311,091
Accumulated other comprehensive loss	(22,060)	(29,959)	(39,389)	(39,333)	(13,120)
Retained earnings	1,015,755	992,110	969,173	949,076	929,273

Total Shareholders’ Equity	1,554,676	1,513,130	1,480,611	1,459,793	1,465,180

Total Liabilities & Shareholders’ Equity	$13,143,555	$13,029,733	$12,916,153	$13,217,705	$13,393,135

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
	(Dollars in thousands)
Assets
Cash and due from banks	$168,056	$163,948	$163,322	$160,615	$169,259
Interest bearing deposits with other banks	449,207	471,695	487,075	765,729	963,600
Available-for-sale securities, at fair value	2,452,178	2,511,888	2,598,786	2,616,274	2,520,414
Loans and leases	9,058,081	8,864,983	8,715,894	8,621,849	8,615,503
Less: Unearned income	35,926	34,066	32,928	33,176	35,174
Allowance for credit losses	153,615	153,443	160,609	163,252	166,210

Net loans and leases	8,868,540	8,677,474	8,522,357	8,425,421	8,414,119
Loans held for sale	35,297	54,572	77,964	89,513	90,281
Premises and equipment, net	315,804	315,174	312,724	313,147	316,672
Accrued interest receivable	39,336	39,665	39,354	39,317	40,806
Goodwill	286,800	279,091	275,173	275,173	275,173
Other identifiable intangibles	25,420	18,658	15,446	16,142	16,876
Bank owned life insurance	239,969	237,657	235,708	233,670	231,814
Other real estate owned	69,086	77,211	86,545	91,505	97,336
Other assets	137,435	108,094	114,051	119,534	113,024

Total Assets	$13,087,128	$12,955,127	$12,928,505	$13,146,040	$13,249,374

Liabilities
Deposits:
Demand: Noninterest bearing	$2,647,376	$2,667,667	$2,551,812	$2,522,577	$2,463,436
Interest bearing	4,657,785	4,484,269	4,530,219	4,707,277	4,891,412
Savings	1,260,838	1,224,588	1,216,599	1,208,454	1,173,603
Other time	2,259,309	2,362,828	2,447,315	2,500,181	2,562,538

Total deposits	10,825,308	10,739,352	10,745,945	10,938,489	11,090,989
Federal funds purchased and securities sold under agreement to repurchase	458,436	469,245	441,807	399,789	360,178
Accrued interest payable	4,400	5,051	5,391	5,481	7,026
Junior subordinated debt securities	23,748	31,446	86,074	160,312	160,312
Long-term debt	87,767	81,714	62,848	33,500	33,500
Other liabilities	149,572	126,391	112,393	133,258	135,229

Total Liabilities	11,549,231	11,453,199	11,454,458	11,670,829	11,787,234
Shareholders’ Equity
Common stock	238,853	238,038	237,997	237,956	236,922
Capital surplus	314,117	312,835	312,349	311,480	311,603
Accumulated other comprehensive loss	(23,644)	(32,267)	(43,695)	(15,277)	(10,313)
Retained earnings	1,008,571	983,322	967,396	941,052	923,928

Total Shareholders’ Equity	1,537,897	1,501,928	1,474,047	1,475,211	1,462,140

Total Liabilities & Shareholders’ Equity	$13,087,128	$12,955,127	$12,928,505	$13,146,040	$13,249,374

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
INTEREST REVENUE:
Loans and leases	$98,744	$99,989	$98,836	$98,524	$99,092
Deposits with other banks	276	299	310	483	602
Available-for-sale securities:
Taxable	7,547	7,963	8,218	8,405	8,700
Tax-exempt	3,715	3,810	3,866	3,911	3,960
Loans held for sale	317	449	731	686	673

Total interest revenue	110,599	112,510	111,961	112,009	113,027

INTEREST EXPENSE:
Interest bearing demand	1,920	2,036	2,061	2,423	3,125
Savings	391	387	383	422	513
Other time	5,890	6,746	7,271	7,671	8,041
Federal funds purchased and securities sold under agreement to repurchase	78	84	80	70	63
Long-term debt	629	605	501	349	348
Junior subordinated debt	168	235	1,424	2,860	2,857
Other	—	—	—	1	2

Total interest expense	9,076	10,093	11,720	13,796	14,949

Net interest revenue	101,523	102,417	100,241	98,213	98,078
Provision for credit losses	—	—	500	3,000	4,000

Net interest revenue, after provision for credit losses	101,523	102,417	99,741	95,213	94,078

NONINTEREST REVENUE:
Mortgage lending	3,394	9,605	5,134	17,892	12,346
Credit card, debit card and merchant fees	7,843	8,324	8,834	8,324	7,523
Deposit service charges	12,536	13,570	13,679	12,824	12,832
Trust income	3,568	3,717	3,332	3,192	3,210
Security gains (losses), net	(4)	29	(5)	3	19
Insurance commissions	31,599	21,397	23,800	25,862	26,641
Other	7,581	8,483	7,740	8,012	8,747

Total noninterest revenue	66,517	65,125	62,514	76,109	71,318

NONINTEREST EXPENSE:
Salaries and employee benefits	78,883	75,466	73,532	78,284	79,414
Occupancy, net of rental income	10,287	9,935	10,360	10,577	10,237
Equipment	4,499	4,298	4,555	4,585	4,948
Deposit insurance assessments	1,600	2,687	3,325	2,939	2,804
Voluntary early retirement expense	—	—	—	10,850	—
Write-off and amortization of bond issue cost	12	12	2,907	38	38
Other	31,426	35,432	34,718	34,978	37,930

Total noninterest expenses	126,707	127,830	129,397	142,251	135,371

Income before income taxes	41,333	39,712	32,858	29,071	30,025
Income tax expense	12,889	12,014	8,001	8,316	9,220

Net income	$28,444	$27,698	$24,857	$20,755	$20,805

Net income per share: Basic	$0.30	$0.29	$0.26	$0.22	$0.22

Diluted	$0.30	$0.29	$0.26	$0.22	$0.22

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,581,251	$1,529,249	$1,503,809	$1,552,762	$1,480,916
Real estate
Consumer mortgages	2,047,001	1,976,073	1,931,171	1,880,338	1,871,312
Home equity	498,283	494,339	490,361	482,068	482,398
Agricultural	229,602	234,576	234,547	237,914	249,467
Commercial and industrial-owner occupied	1,488,380	1,473,320	1,422,077	1,375,711	1,334,974
Construction, acquisition and development	748,027	741,458	723,609	709,499	728,092
Commercial real estate	1,847,983	1,846,039	1,795,352	1,754,841	1,739,533
Credit cards	105,988	111,328	105,112	103,251	98,803
All other	521,861	551,633	567,077	582,330	596,043

Total loans	$9,068,376	$8,958,015	$8,773,115	$8,678,714	$8,581,538

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$153,236	$153,974	$161,047	$162,601	$164,466

Loans and leases charged off:
Commercial and industrial	(201)	(837)	(889)	(1,008)	(1,938)
Real estate
Consumer mortgages	(1,945)	(1,435)	(2,996)	(3,114)	(1,614)
Home equity	(318)	(287)	(379)	(201)	(602)
Agricultural	(696)	(238)	(169)	(327)	(2)
Commercial and industrial-owner occupied	(1,206)	(1,041)	(1,684)	(830)	(300)
Construction, acquisition and development	(1,666)	(1,784)	(1,727)	(2,036)	(1,198)
Commercial real estate	(901)	(1,039)	(2,441)	(3,720)	(3,141)
Credit cards	(559)	(559)	(750)	(557)	(450)
All other	(583)	(1,108)	(837)	(462)	(492)

Total loans charged off	(8,075)	(8,328)	(11,872)	(12,255)	(9,737)

Recoveries:
Commercial and industrial	1,076	1,361	820	747	589
Real estate
Consumer mortgages	538	1,735	1,516	708	1,108
Home equity	184	97	66	184	260
Agricultural	9	34	48	120	13
Commercial and industrial-owner occupied	358	734	297	1,439	254
Construction, acquisition and development	1,637	2,483	953	360	886
Commercial real estate	323	784	221	3,634	339
Credit cards	131	133	164	184	148
All other	287	229	214	325	275

Total recoveries	4,543	7,590	4,299	7,701	3,872

Net charge-offs	(3,532)	(738)	(7,573)	(4,554)	(5,865)

Provision charged to operating expense	—	—	500	3,000	4,000

Balance, end of period	$149,704	$153,236	$153,974	$161,047	$162,601

Average loans for period	$9,022,155	$8,830,917	$8,682,966	$8,588,673	$8,580,329

Ratio:
Net charge-offs to average loans (annualized)	0.16%	0.03%	0.35%	0.21%	0.27%

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$3,023	$3,079	$5,498	$6,225	$7,009
Real estate
Consumer mortgages	24,353	25,645	30,569	34,226	39,012
Home equity	2,740	3,695	3,287	3,862	4,272
Agricultural	651	1,260	4,086	5,007	6,667
Commercial and industrial-owner occupied	14,122	18,568	18,138	17,084	20,719
Construction, acquisition and development	9,968	17,567	26,127	39,315	51,728
Commercial real estate	21,496	20,972	31,468	40,940	55,318
Credit cards	168	119	196	398	418
All other	1,010	1,268	1,984	2,485	3,047

Total nonaccrual loans and leases	$77,531	$92,173	$121,353	$149,542	$188,190

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	$287	$27	$15	$—	$22
Real estate
Consumer mortgages	1,307	888	1,178	1,107	842
Home equity	12	—	—	—	—
Agricultural	—	—	—	—	—
Commercial and industrial-owner occupied	—	—	—	—	—
Construction, acquisition and development	—	—	—	—	—
Commercial real estate	—	311	—	120	—
Credit cards	297	—	263	213	261
All other	46	—	23	—	—

Total loans and leases 90+ days past due, still accruing	1,949	1,226	1,479	1,440	1,125

Restructured Loans and Leases, Still Accruing	13,776	27,007	21,502	16,953	17,702

Total non-performing loans and leases	93,256	120,406	144,334	167,935	207,017

OTHER REAL ESTATE OWNED:	63,595	69,338	76,853	88,438	96,314

Total Non-performing Assets	$156,851	$189,744	$221,187	$256,373	$303,331

Additions to Nonaccrual Loans and Leases During the Quarter	$22,479	$18,556	$21,182	$21,890	$22,294

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$2,616	$2,817	$1,909	$1,517	$1,764
Real estate
Consumer mortgages	12,236	14,150	10,914	11,887	11,720
Home equity	1,587	1,828	1,278	1,315	1,567
Agricultural	302	495	761	569	757
Commercial and industrial-owner occupied	3,248	4,081	1,995	1,323	956
Construction, acquisition and development	2,848	1,993	3,920	1,835	4,292
Commercial real estate	3,953	5,574	5,818	535	1,331
Credit cards	592	655	688	668	544
All other	963	2,189	1,634	1,591	1,473

Total Loans and Leases 30-89 days past due, still accruing	$28,345	$33,782	$28,917	$21,240	$24,404

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.00%	0.00%	0.02%	0.14%	0.19%
Allowance for credit losses to net loans and leases	1.65%	1.71%	1.76%	1.86%	1.89%
Allowance for credit losses to non-performing assets	95.44%	80.76%	69.61%	62.82%	53.61%
Allowance for credit losses to non-performing loans and leases	160.53%	127.27%	106.68%	95.90%	78.54%
Non-performing loans and leases to net loans and leases	1.03%	1.34%	1.65%	1.94%	2.41%
Non-performing assets to net loans and leases	1.73%	2.12%	2.52%	2.95%	3.53%

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$11,339	$7,702	$7,974	$8,902	$8,182
One-to-four family construction	221,790	224,286	203,988	202,603	193,032
Recreation and all other loans	36,897	36,868	41,762	42,132	42,909
Commercial construction	177,264	150,847	139,041	117,901	111,702
Commercial acquisition and development	122,051	128,157	136,206	136,174	154,997
Residential acquisition and development	178,686	193,598	194,638	201,787	217,270

Total outstanding balance	$748,027	$741,458	$723,609	$709,499	$728,092

Nonaccrual CAD Loans
Multi-family construction	$—	$—	$—	$—	$—
One-to-four family construction	2,824	2,937	3,249	6,193	8,154
Recreation and all other loans	919	728	782	800	978
Commercial construction	—	865	1,686	2,765	3,381
Commercial acquisition and development	2,224	6,890	11,150	14,225	14,240
Residential acquisition and development	4,001	6,147	9,260	15,332	24,975

Total nonaccrual CAD loans	$9,968	$17,567	$26,127	$39,315	$51,728

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	$—	$—	$—	$—	$—
One-to-four family construction	—	—	—	—	—
Recreation and all other loans	—	—	—	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	—	—	—	—

Total CAD loans 90+ days past due, still accruing	$—	$—	$—	$—	$—

Restructured CAD Loans, Still Accruing
Multi-family construction	$—	$—	$—	$—	$—
One-to-four family construction	—	1,274	1,028	867	—
Recreation and all other loans	13	13	15	15	17
Commercial construction	—	346	348	351	—
Commercial acquisition and development	402	1,990	2,010	2,030	2,047
Residential acquisition and development	1,192	3,111	3,162	3,458	5,148

Total restructured CAD loans, still accruing	$1,607	$6,734	$6,563	$6,721	$7,212

Total Non-performing CAD loans	$11,575	$24,301	$32,690	$46,036	$58,940

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	—	—	—	—
One-to-four family construction	1.3%	1.9%	2.1%	3.5%	4.2%
Recreation and all other loans	2.5%	2.0%	1.9%	1.9%	2.3%
Commercial construction	0.0%	0.8%	1.5%	2.6%	3.0%
Commercial acquisition and development	2.2%	6.9%	9.7%	11.9%	10.5%
Residential acquisition and development	2.9%	4.8%	6.4%	9.3%	13.9%
Total CAD NPL as a % of outstanding CAD balance	1.5%	3.3%	4.5%	6.5%	8.1%

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	March 31, 2014
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,535,172	$13,043	$31,741	$—	$—	$1,295	$1,581,251
Real estate
Consumer mortgages	1,936,837	243	104,486	310	—	5,125	2,047,001
Home equity	483,746	343	13,456	96	—	642	498,283
Agricultural	210,346	563	18,257	—	—	436	229,602
Commercial and industrial-owner occupied	1,420,813	3,887	56,124	510	—	7,046	1,488,380
Construction, acquisition and development	697,094	1,556	40,713	768	—	7,896	748,027
Commercial real estate	1,757,573	—	71,374	198	—	18,838	1,847,983
Credit cards	105,988	—	—	—	—	—	105,988
All other	509,729	68	11,876	—	—	188	521,861

Total loans	$8,657,298	$19,703	$348,027	$1,882	$—	$41,466	$9,068,376

	December 31, 2013
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,495,972	$978	$30,886	$99	$—	$1,314	$1,529,249
Real estate
Consumer mortgages	1,859,094	1,531	108,615	427	—	6,406	1,976,073
Home equity	478,283	250	14,570	96	—	1,140	494,339
Agricultural	214,728	779	18,187	—	—	882	234,576
Commercial and industrial-owner occupied	1,409,757	116	50,853	849	—	11,745	1,473,320
Construction, acquisition and development	674,299	1,459	49,401	587	—	15,712	741,458
Commercial real estate	1,751,553	386	76,199	420	—	17,481	1,846,039
Credit cards	111,328	—	—	—	—	—	111,328
All other	538,467	71	12,832	—	—	263	551,633

Total loans	$8,533,481	$5,570	$361,543	$2,478	$—	$54,943	$8,958,015

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	March 31, 2014
	Alabama and Florida Panhandle	Arkansas*	Mississippi*	Missouri	Greater Memphis Area	Tennessee*	Texas and Louisiana	Corporate Banking and Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$80,620	$188,455	$282,829	$34,165	$23,138	$80,065	$279,379	$612,600	$1,581,251
Real estate
Consumer mortgages	149,108	264,744	689,847	64,206	105,566	162,701	501,316	109,513	2,047,001
Home equity	64,648	40,076	163,896	21,039	67,421	72,663	66,554	1,986	498,283
Agricultural	7,797	68,685	57,168	3,471	14,492	11,611	61,959	4,419	229,602
Commercial and industrial-owner occupied	173,560	167,136	479,186	65,786	92,641	89,244	293,217	127,610	1,488,380
Construction, acquisition and development	100,165	66,985	193,818	22,190	77,559	103,894	149,859	33,557	748,027
Commercial real estate	262,639	304,695	280,466	198,179	98,039	107,520	425,729	170,716	1,847,983
Credit cards	—	—	—	—	—	—	—	105,988	105,988
All other	30,706	54,338	136,963	2,368	38,539	37,585	78,648	142,714	521,861

Total loans	$869,243	$1,155,114	$2,284,173	$411,404	$517,395	$665,283	$1,856,661	$1,309,103	$9,068,376

CAD PORTFOLIO:
Multi-family construction	$1,910	$998	$481	$—	$—	$5,757	$2,193	$—	$11,339
One-to-four family construction	36,950	14,774	46,541	5,004	10,833	69,004	38,042	642	221,790
Recreation and all other loans	1,700	7,674	11,912	572	4,462	1,091	9,486	—	36,897
Commercial construction	21,710	15,459	46,304	4,158	19,245	5,507	34,371	30,510	177,264
Commercial acquisition and development	10,821	14,669	34,571	5,846	19,308	9,481	26,557	798	122,051
Residential acquisition and development	27,074	13,411	54,009	6,610	23,711	13,054	39,210	1,607	178,686

Total CAD loans	$100,165	$66,985	$193,818	$22,190	$77,559	$103,894	$149,859	$33,557	$748,027

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$1,316	$1,128	$1,235	$—	$19	$132	$807	$312	$4,949
Real estate
Consumer mortgages	1,488	1,655	9,364	385	2,718	2,502	2,391	7,255	27,758
Home equity	707	124	442	—	315	637	542	3	2,770
Agricultural	—	423	191	269	201	—	191	1	1,276
Commercial and industrial-owner occupied	3,432	2,765	6,502	541	1,097	3,105	1,231	—	18,673
Construction, acquisition and development	2,541	235	3,481	—	2,017	310	2,644	347	11,575
Commercial real estate	4,326	8	2,986	6,589	3,307	3,804	1,282	1,177	23,479
Credit cards	—	—	—	—	—	—	—	1,663	1,663
All other	13	111	291	—	40	277	371	10	1,113

Total loans	$13,823	$6,449	$24,492	$7,784	$9,714	$10,767	$9,459	$10,768	$93,256

NON-PERFORMING LOANS AND LEASES AS A PERCENTAGE OF OUTSTANDING:
Commercial and industrial	1.63%	0.60%	0.44%	0.00%	0.08%	0.16%	0.29%	0.05%	0.31%
Real estate
Consumer mortgages	1.00%	0.63%	1.36%	0.60%	2.57%	1.54%	0.48%	6.62%	1.36%
Home equity	1.09%	0.31%	0.27%	0.00%	0.47%	0.88%	0.81%	0.15%	0.56%
Agricultural	0.00%	0.62%	0.33%	7.75%	1.39%	0.00%	0.31%	0.02%	0.56%
Commercial and industrial-owner occupied	1.98%	1.65%	1.36%	0.82%	1.18%	3.48%	0.42%	0.00%	1.25%
Construction, acquisition and development	2.54%	0.35%	1.80%	0.00%	2.60%	0.30%	1.76%	1.03%	1.55%
Commercial real estate	1.65%	0.00%	1.06%	3.32%	3.37%	3.54%	0.30%	0.69%	1.27%
Credit cards	—	—	—	—	—	—	—	1.57%	1.57%
All other	0.04%	0.20%	0.21%	0.00%	0.10%	0.74%	0.47%	0.01%	0.21%

Total loans	1.59%	0.56%	1.07%	1.89%	1.88%	1.62%	0.51%	0.82%	1.03%

*	Excludes the Greater Memphis Area.

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	March 31, 2014
	Alabama and Florida Panhandle	Arkansas*	Mississippi*	Missouri	Greater Memphis Area	Tennessee*	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$84	$—	$—	$—	$—	$—	$—	$—	$84
Real estate
Consumer mortgages	822	232	2,465	62	68	199	5	—	3,853
Home equity	442	—	556	—	—	—	—	—	998
Agricultural	907	—	216	—	1,083	—	—	—	2,206
Commercial and industrial-owner occupied	33	33	1,703	—	827	25	105	—	2,726
Construction, acquisition and development	15,035	94	10,853	861	20,114	3,871	257	—	51,085
Commercial real estate	352	316	568	—	1,036	—	106	—	2,378
All other	—	—	85	—	—	—	147	33	265

Total loans	$17,675	$675	$16,446	$923	$23,128	$4,095	$620	$33	$63,595

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$69,338	$76,853	$88,438	$96,314	$103,248
Additions to foreclosed properties
New foreclosed property	4,855	7,868	9,536	9,639	2,222
Reductions in foreclosed properties
Sales	(8,767)	(14,272)	(19,333)	(15,641)	(7,811)
Writedowns	(1,831)	(1,111)	(1,788)	(1,874)	(1,345)

Balance, end of period	$63,595	$69,338	$76,853	$88,438	$96,314

FORECLOSED PROPERTY EXPENSE
Loss (gain) on sale of other real estate owned	$466	$949	$352	$166	$(200)
Writedown of other real estate owned	1,831	1,111	1,788	1,874	1,345
Other foreclosed property expense	258	771	1,158	1,205	1,209

Total foreclosed property expense	$2,555	$2,831	$3,298	$3,245	$2,354

*	Excludes the Greater Memphis Area.

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
NONINTEREST REVENUE:
Mortgage lending	$3,394	$9,605	$5,134	$17,892	$12,346
Credit card, debit card and merchant fees	7,843	8,324	8,834	8,324	7,523
Deposit service charges	12,536	13,570	13,679	12,824	12,832
Trust income	3,568	3,717	3,332	3,192	3,210
Securities gains (losses), net	(4)	29	(5)	3	19
Insurance commissions	31,599	21,397	23,800	25,862	26,641
Annuity fees	772	566	719	543	483
Brokerage commissions and fees	1,576	1,037	2,005	2,068	2,093
Bank-owned life insurance	1,849	2,466	1,954	2,008	1,887
Other miscellaneous income	3,384	4,414	3,062	3,393	4,284

Total noninterest revenue	$66,517	$65,125	$62,514	$76,109	$71,318

NONINTEREST EXPENSE:
Salaries and employee benefits	$78,883	$75,466	$73,532	$78,284	$79,414
Occupancy, net of rental income	10,287	9,935	10,360	10,577	10,237
Equipment	4,499	4,298	4,555	4,585	4,948
Deposit insurance assessments	1,600	2,687	3,325	2,939	2,804
Voluntary early retirement expense	—	—	—	10,850	—
Amortization of bond issue cost	12	12	2,907	38	38
Advertising	632	1,436	1,210	1,169	743
Foreclosed property expense	2,555	2,831	3,298	3,245	2,354
Telecommunications	2,248	1,971	2,227	2,184	2,099
Public relations	822	972	1,105	1,175	1,005
Data processing	2,741	2,939	2,772	2,783	2,468
Computer software	2,423	2,197	2,190	2,146	1,963
Amortization of intangibles	1,419	819	686	722	743
Legal	1,878	2,537	4,626	3,896	9,366
Merger expense	560	—	—	—	—
Postage and shipping	1,287	1,133	1,027	1,074	1,135
Other miscellaneous expense	14,861	18,597	15,577	16,584	16,054

Total noninterest expense	$126,707	$127,830	$129,397	$142,251	$135,371

INSURANCE COMMISSIONS:
Property and casualty commissions	$19,987	$15,588	$18,372	$18,762	$16,878
Life and health commissions	5,010	4,525	4,061	5,093	4,688
Risk management income	705	648	628	573	650
Other	5,897	636	739	1,434	4,425

Total insurance commissions	$31,599	$21,397	$23,800	$25,862	$26,641

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$54,662	$51,025	$49,001	$41,478	$37,882
Additions to mortgage servicing rights:
Originations of servicing assets	1,460	1,984	3,826	4,012	4,268
Changes in fair value:
Due to payoffs/paydowns	(1,138)	(1,240)	(1,560)	(1,739)	(1,705)
Due to change in valuation inputs or assumptions used in the valuation model	(1,547)	2,894	(240)	5,252	1,037
Other changes in fair value	(1)	(1)	(2)	(2)	(4)

Fair value, end of period	$53,436	$54,662	$51,025	$49,001	$41,478

MORTGAGE LENDING REVENUE:
Origination	$1,964	$3,590	$2,862	$10,471	$9,187
Servicing	4,115	4,361	4,072	3,908	3,827
MSR payoffs/paydowns	(1,138)	(1,240)	(1,560)	(1,739)	(1,705)
MSR valuation adjustment	(1,547)	2,894	(240)	5,252	1,037

Total mortgage lending revenue	$3,394	$9,605	$5,134	$17,892	$12,346

Mortgage loans serviced	$5,568,828	$5,577,325	$5,543,619	$5,393,580	$5,236,852
MSR/mtg loans serviced	0.96%	0.98%	0.92%	0.91%	0.79%

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,419,269	$1,458,349	$1,519,459	$1,581,570	$1,517,725
Government agency issued residential mortgage-back securities	241,596	250,234	268,367	292,586	334,550
Government agency issued commercial mortgage-back securities	234,059	230,912	229,412	227,381	196,459
Obligations of states and political subdivisions	523,811	519,405	528,889	535,337	550,475
Other	8,023	8,089	8,029	8,065	7,967

Total available-for-sale securities	$2,426,758	$2,466,989	$2,554,156	$2,644,939	$2,607,176

- MORE -

BXS Announces First Quarter Results

April 21, 2014

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands, except per share amounts)

(Unaudited)

Certain financial information included in this press release are determined by methods other than in accordance with GAAP. Management believes such measures are relevant to understanding the capital position and performance of the Company. The non-GAAP financial measures presented in this press release are tangible shareholders’ equity to tangible assets, return on tangible equity, pre-tax pre-provision return on average assets, and tangible book value per share. Additionally, disclosure of these non-GAAP financial measures provides a meaningful base for comparability to other financial institutions. Non-GAAP financial measures are not formally defined by GAAP, and other entities may use calculation methods different than those used by the Company.

Reconciliation of Pre-tax, Pre-provision Earnings:

	Quarter ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Net income	$28,444	$27,698	$24,857	$20,755	$20,805
Plus: Provision for credit losses	—	—	500	3,000	4,000
Income tax expense	12,889	12,014	8,001	8,316	9,220

Pre-tax, pre-provision earnings	$41,333	$39,712	$33,358	$32,071	$34,025

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to

Total Assets and Total Shareholders’ Equity:

	Quarter ended
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Tangible assets
Total assets	$13,143,555	$13,029,733	$12,916,153	$13,217,705	$13,393,135
Less: Goodwill	286,800	286,800	275,173	275,173	275,173
Other identifiable intangible assets	25,021	26,079	15,179	15,865	16,586

Total tangible assets	$12,831,734	$12,716,854	$12,625,801	$12,926,667	$13,101,376

Tangible shareholders’ equity
Total shareholders’ equity	$1,554,676	$1,513,130	$1,480,611	$1,459,793	$1,465,180
Less: Goodwill	286,800	286,800	275,173	275,173	275,173
Other identifiable intangible assets	25,021	26,079	15,179	15,865	16,586

Total tangible shareholders’ equity	$1,242,855	$1,200,251	$1,190,259	$1,168,755	$1,173,421

Total average assets	$13,087,128	$12,955,127	$12,928,505	$13,146,040	$13,249,374
Total common shares outstanding	96,004,679	95,231,691	95,211,602	95,190,797	95,174,441

Tangible shareholders’ equity to tangible assets *	9.69%	9.44%	9.43%	9.04%	8.96%
Return on tangible equity **	9.28%	9.16%	8.29%	7.12%	7.19%
Pre-tax pre-provision return on average assets ***	1.28%	1.22%	1.02%	0.98%	1.04%
Tangible book value per share ****	$12.95	$12.60	$12.50	$12.28	$12.33

*	Tangible shareholders’ equity to tangible assets is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets, divided by the difference of total assets less goodwill and other identifiable intangible assets.
**	Return on tangible equity is defined by the Company as annualized net income divided by tangible shareholders’ equity.
***	Pre-tax pre-provision return on average assets is defined by the Company as annualized pre-tax pre-provision earnings divided by total average assets.
****	Tangible book value per share is defined by the Company as tangible shareholders’ equity divided by total common shares outstanding.

- END -